As filed with the Securities and Exchange Commission on January 12, 2024

1933 Act Registration No. 333-266913

1940 Act Registration No. 811-23820

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 13	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 18	☑
(Check appropriate box or boxes)

MORGAN STANLEY ETF TRUST

(Exact Name of Registrant as Specified in Charter)

1585 Broadway

New York, New York 10036
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 869-6397

Mary E. Mullin, Esq.

1633 Broadway

New York, New York 10019

(Name and Address of Agent for Service)

Copies to:

Mark F. Parise, Esq. Perkins Coie LLP 1155 Avenue of the Americas 22nd Floor New York, New York 10036	Allison M. Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On January 13, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Eaton Vance Floating-Rate ETF

Prospectus   |   January 13, 2024

Portfolio	Ticker Symbol	Exchange
Eaton Vance Floating-Rate ETF	EVLN	NYSE Arca
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, and you may lose money in the Fund.
EVETFLOATPRO 1/24

Eaton Vance   |   Fund Summary
Eaton Vance Floating-Rate ETF
Investment Objective
The Eaton Vance Floating-Rate ETF  (the “Fund”) seeks to provide a high level of current income.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses1  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.60%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.60%
1	The Fund’s management agreement provides that the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will pay substantially all expenses of the Fund (including expenses of Morgan Stanley ETF Trust (the “Trust”) relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.
2	Other Expenses have been estimated for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$61	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate credit investments. Floating-rate credit investments may include, without limitation, senior floating rate loans of domestic and foreign borrowers (“Senior Loans”), debt tranches of collateralized loan obligations (“CLOs”), secured and unsecured floating-rate bonds, as well as secured and unsecured subordinated loans, second lien loans, subordinated bridge loans and mezzanine investments (collectively, “Junior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debtholders and stockholders of the borrower. Conversely, Junior Loans may have a claim on assets and/or stock of the borrower that is junior to holders of Senior Loans. Loans usually are of below investment grade quality and have below investment grade credit ratings, such ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”). A CLO is a structured credit security issued by a special purpose vehicle that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The Fund may invest in senior or subordinate tranches of a CLO. Senior Loans are loans (including corporate loans and bank loans) in which the interest rate paid fluctuates based on a reference rate (e.g., the secured overnight financing rate (SOFR)). Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates that are reset periodically by reference to a base lending rate, plus a premium. While the Fund may invest in loans of any credit quality, the Fund typically will invest in loans of below investment grade quality that have below investment grade credit ratings (that is, rated below BBB- by S&P Global Ratings (“S&P”), or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), which are associated with securities having high risk and/or speculative characteristics (sometimes referred to as “junk”), which may include distressed or defaulted loans. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating.
1

Eaton Vance   |   Fund Summary
Eaton Vance Floating-Rate ETF (Con’t)
The Fund may invest up to 20% of its net assets in a combination of fixed-rate corporate bonds of any credit quality, including below investment grade bonds.
The Fund may invest in Senior Loans of foreign borrowers, which may be denominated in different currencies. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. The Fund may also engage in derivative transactions (such as futures contracts and options thereon, forward foreign currency exchange contracts, and other currency hedging strategies and interest rate swaps) to seek to hedge against fluctuations in currency exchange rates and interest rates. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Floating-rate credit investments held by the Fund that are denominated in U.S. dollars or foreign currencies will be counted toward the Fund’s 80% policy discussed above.
The Fund’s investments are actively managed and securities may be bought and sold on a daily basis. The Adviser seeks to maintain broad borrower and industry diversification among the Fund’s investments. When selecting investments, the Adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. In evaluating the quality of particular Senior Loans or other securities, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the perceived ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Investments may be sold, if in the opinion of the Adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities. Preservation of capital is considered when consistent with the Fund’s investment objective.
When deemed by the Adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the Adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Loan Risks. Investments in loans are subject to the risks generally associated with other debt obligations (such as credit and interest rate risk). Loans are also subject to additional risks. For example, loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

•
Asset-Backed Securities. Asset-backed securities are subject to credit (such as a borrower’s default on its mortgage obligation and the default or failure of a guarantee underlying the asset-backed security), interest rate and certain additional risks, including the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. To the extent the Fund invests in asset-backed securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, and other secondary market issuers, the Fund will be exposed to additional risks because, among other things, there are no direct or indirect government or agency guarantees of payments in the pools underlying the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset. Due to these and other risks, asset-backed securities may become more volatile in certain interest rate environments.

2

Eaton Vance   |   Fund Summary
Eaton Vance Floating-Rate ETF (Con’t)

•
Collateralized Loan Obligations Risk. CLOs are a type of asset-backed security that is typically structured as a trust collateralized by a pool of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. In addition to the normal risks associated with fixed income securities, CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•
Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. In such instances, the value of the Fund could decline and the Fund could lose money. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). For example, during periods when interest rates are low, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

•
Distressed and Defaulted Securities. Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the repayment of principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment, requiring the Fund to incur additional costs. The repayment of defaulted securities is also subject to significant uncertainties. The Fund may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings.

•
Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest.  Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.  The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Foreign Currency. The Fund’s investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

3

Eaton Vance   |   Fund Summary
Eaton Vance Floating-Rate ETF (Con’t)

•
High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative because of increased credit risk relative to other fixed income investments. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•
Mezzanine Investments. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments carry the risk that the issuer will not be able to meet its obligations and that the mezzanine investments may lose value.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to  developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread

4

Eaton Vance   |   Fund Summary
Eaton Vance Floating-Rate ETF (Con’t)

and interest rate volatility is rising and where investor redemptions from fixed-income funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the  U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

•	ETF Structure Risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

5

Eaton Vance   |   Fund Summary
Eaton Vance Floating-Rate ETF (Con’t)

•
New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund will be available online at www.eatonvance.com or by calling toll-free 800-836-2414.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Floating-Rate Loans team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Andrew Sveen, CFA	Managing Director	Since Inception
Ralph Hinckley, CFA	Managing Director	Since Inception
Jake Lemle, CFA	Managing Director	Since Inception
Brandon Matsui, CFA	Executive Director	Since Inception
Purchase and Sale of Fund Shares
Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Fund’s website at www.eatonvance.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or financial intermediary (such as a bank), the Adviser and/or Foreside Fund Services, LLC  (the “Distributor”) may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6

Eaton Vance   |   Details of the Fund
Eaton Vance Floating-Rate ETF
Investment Objective
The Fund seeks to provide a high level of current income.
The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate credit investments. Floating-rate credit investments may include, without limitation, senior floating rate loans of domestic and foreign borrowers (“Senior Loans”), debt tranches of collateralized loan obligations (“CLOs”), secured and unsecured floating-rate bonds, as well as secured and unsecured subordinated loans, second lien loans, subordinated bridge loans and mezzanine investments (collectively, “Junior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debtholders and stockholders of the borrower. Conversely, Junior Loans may have a claim on assets and/or stock of the borrower that is junior to holders of Senior Loans. Loans usually are of below investment grade quality and have below investment grade credit ratings, such ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”). A CLO is a structured credit security issued by a special purpose vehicle that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The Fund may invest in senior or subordinate tranches of a CLO. Senior Loans are loans (including corporate loans and bank loans) in which the interest rate paid fluctuates based on a reference rate (e.g., the secured overnight financing rate (SOFR)). Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates that are reset periodically by reference to a base lending rate, plus a premium. While the Fund may invest in loans of any credit quality, the Fund typically will invest in loans of below investment grade quality that have below investment grade credit ratings (that is, rated below BBB- by S&P Global Ratings (“S&P”), or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), which are associated with securities having high risk and/or speculative characteristics (sometimes referred to as “junk”), which may include distressed or defaulted loans. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating.
The Fund may invest up to 20% of its net assets in a combination of fixed-rate corporate bonds of any credit quality, including below investment grade bonds.
The Fund may invest in Senior Loans of foreign borrowers, which may be denominated in different currencies. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. The Fund may also engage in derivative transactions (such as futures contracts and options thereon, forward foreign currency exchange contracts, and other currency hedging strategies and interest rate swaps) to seek to hedge against fluctuations in currency exchange rates and interest rates. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Floating-rate credit investments held by the Fund that are denominated in U.S. dollars or foreign currencies will be counted toward the Fund’s 80% policy discussed above.
The Fund is actively managed, not designed to track a benchmark, and therefore not constrained by the composition of a benchmark.
Process
The Fund’s investments are actively managed and securities may be bought and sold on a daily basis. The Adviser seeks to maintain broad borrower and industry diversification among the Fund’s investments. When selecting investments, the Adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. In evaluating the quality of particular Senior Loans or other securities, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the perceived ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Investments may be sold, if in the opinion of the Adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities. Preservation of capital is considered when consistent with the Fund’s investment objective.
When deemed by the Adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the Adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks

This section discusses additional information relating to Fund investment strategies, other types of investments that the Fund may make and related risk factors. Fund investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
The name, investment objective and/or policies of the Fund may be is similar to other funds advised by the Adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any such other funds for any period of time.
The Fund may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, the Fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the Fund otherwise would not seek to do so. Such transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash, or otherwise cause the Fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management.
Loans
Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion or the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity. Most loans are rated below investment grade or, if unrated, are of similar credit quality.
Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.
Certain loans (“senior loans”) hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Junior loans may be secured or unsecured subordinated loans, second lien loans and subordinated bridge loans. Floating-rate loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Floating-rate loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less.
A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
the holders of the loan. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights. Bankruptcy laws in foreign jurisdictions, including emerging markets, may differ significantly from U.S. bankruptcy law and the Fund’s rights with respect to a loan governed by the laws of a foreign jurisdiction may be more limited.
Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to pursue appropriate remedies against the borrower.
Although the overall size and number of participants in the market for many loans has grown over the past decade, such loans continue to trade in a private, unregulated inter-dealer or inter-bank secondary market and the amount of available public information about loans may be less extensive than that available for registered or exchange listed securities. With limited exceptions, the Adviser will take steps intended to insure that it does not receive material nonpublic information about the issuers of loans that also issue publicly traded securities. Therefore, the Adviser may have less information than other investors about certain of the loans in which it seeks to invest. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans, (ii) negatively impact the transaction price, (iii) impact the counterparty and/or credit risks borne by the Fund, (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans, (v) expose the Fund to adverse tax or regulatory consequences and/or (vi) result in delayed settlement of loan transactions. It may take longer than seven days for a transaction in loans to settle, which may impact the Fund’s process for meeting redemptions. See “Liquidity”, below. This is partly due to the nature or manner in which loans trade and the contractual restrictions noted above, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In light of the foregoing, the Fund may hold cash, sell investments or temporarily borrow to meet its cash needs.
Assignments of loans through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement. In the event the borrower defaults, the Fund may not directly benefit from the collateral supporting the loan (if any) in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value the loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
In addition to the risks generally associated with debt instruments, such as credit, market, interest rate and liquidity risks, loans are also subject to the risk that the value of any collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. The Fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating-rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the investment.
Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a loan to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of a loan including, in certain circumstances, invalidating a loan or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Fund’s performance. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed rate loans are also subject to the risk that
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.
U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”),  municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.
Credit and Interest Rate Risk
Fixed-income securities, such as bonds, generally are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Interest rate risk refers to fluctuations  in the value of (or yield or income generated by) a fixed-income or other debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. To the extent the Fund invests in variable and floating rate securities, although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of these securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. For example, during periods when interest rates are low, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.
In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.
Low or high interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates could have unpredictable effects on markets and may expose debt and related markets to heightened volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Governmental authorities and regulators may enact significant fiscal and monetary policy changes, which present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Collateralized Loan Obligations
The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is an asset-backed security typically collateralized by a pool of loans, which may include, among others, domestica and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO. The Fund and other investors in CLOs ultimately bear the credit and interest rate risks of the underlying collateral. CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of the CLOs take precedence over those of mezzanine tranches and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Because it is partially protected from defaults, a senior tranche of a CLO typically has higher credit ratings and lower yields than its underlying collateral and may be rated investment grade. If a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity or junior debt investors.
Distressed and Defaulted Securities
Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the repayment of principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment. The repayment of defaulted securities is also subject to significant uncertainties. The Fund may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings. If the portfolio company is forced to reorganize or liquidate, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Mezzanine Investments
Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans and non-investment grade bonds. However, unlike senior loans, mezzanine investments are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine investments also may often be unsecured. Mezzanine investments therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay as scheduled after giving effect to any senior obligations of the related borrower. Mezzanine investments are also expected to be a highly illiquid investment. Mezzanine investments will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine investments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.
Corporate Debt Obligations
Corporate debt obligations are fixed-income securities issued by private corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market may adversely impact issuers in a different country, region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund.  The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate.  Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments.
Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price,  exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
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significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
Duration
Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. Thus, the average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a shorter average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a longer average duration.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund, particularly if the Fund consists of securities with widely varying durations. As a result, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Adviser uses leverage or derivatives in connection with the management of the Fund.
High Yield Securities
Fixed-income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative by the major credit rating agencies because of increased credit risk relative to other fixed income investments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund. During adverse market or economic conditions, high yield securities are typically particularly susceptible to default risk.
Asset-Backed Securities
Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
To the extent the Fund invests in asset-backed securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, and other secondary market issuers, the Fund will be exposed to additional risks because, among other things, there are no direct or indirect government or agency guarantees of payments in the pools underlying the securities. Privately-issued asset-backed securities may be less readily marketable and the market for such securities is typically smaller and less liquid than other asset-backed securities.
The Fund may invest in other asset-backed or similarly structured securities, such as collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized loan obligations (“CLOs”) These investments are subject to many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk, and are also subject to additional risks, including  but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those
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predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. Investments in CDOs, CBOs and CLOs are also subject to risks particular to their respective asset class and structure.
For example, because CLOs are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches. In addition, the Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class. CDOs are structured similarly to CLOs and bear many of the same risks as CLOs as well as additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, which could result in losses to the Fund and increased transaction costs, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund’s investments in foreign securities are subject to economic sanctions and trade laws in the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit the Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned
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country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Sovereign Debt Obligations
The Fund  may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries has at times increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.
Foreign Currency Forward Exchange Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in  non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into  U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Emerging Market Securities
The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal
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obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Inverse Floaters
Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to, among other developments, overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can also be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities.  Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.
Derivatives
The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund  may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
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potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.
Options. If  the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and  the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.
ESG Investment Risk
To the extent that the Adviser considers environmental, social and/or governance (“ESG”) issues as a component in its investment decision-making process, the Fund’s performance may be impacted. Additionally, the Adviser’s consideration of ESG issues in its
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investment decision-making process may require subjective analysis and the ability of the Adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The Adviser’s consideration of ESG issues may contribute to the Adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the Adviser’s assessment of such may change over time.
Large Shareholder Transactions Risk
The Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. In addition, a third party investor, the Adviser, or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca   and may, therefore, have a material upward or downward effect on the market price of the shares.
Temporary Defensive Investments
Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments, derivatives, repurchase agreements or securities of other investment companies, including money market funds, for temporary purposes. If the Adviser incorrectly predicts the effects of these changes or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the  Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the  Fund to incur additional transaction costs. The  Fund may engage in frequent trading of securities to achieve its  investment objective.
ETF Structure Risks
Authorized Participant Concentration Risk
Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Cash Transactions Risk
Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. To the extent the Fund effects its redemptions in-kind, the in-kind redemption mechanism generally will not lead to a tax event for the Fund or its non-redeeming shareholders. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Trading Risk
Shares are listed for trading on NYSE Arca  and are bought and sold in the secondary market at market prices. The market prices of
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shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than NAV during periods when there is a significant premium or discount. During such periods, you may incur significant losses if you sell your shares.
Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.
Trading in shares on NYSE Arca  may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca  is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca  “circuit breaker” rules. If a trading halt or unanticipated closing of the exchange occurs, a shareholder may be unable to purchase or sell shares. There can be no assurance that the requirements of NYSE Arca  necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Active Management Risk
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
Securities Lending
The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the Adviser, and the Adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the Adviser believes that the expected returns, net of expenses, justify the attendant risks. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may engage in securities lending to generate income. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.
As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.
Borrowing
The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). Any borrowings by the Fund are subject to the requirements of the Investment Company Act of 1940 (the “1940 Act”). Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s). Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings). The Fund will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets.
Money Market Instruments
Money market instruments may be adversely affected by market and economic events, such as: a rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty or an issuer.
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Eaton Vance  |  Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Cybersecurity Risk
With the increased use of technologies such as the internet to conduct business, the Fund, authorized participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through the service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the  Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.
Regulatory and Legal Risk
U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
The SEC has recently proposed amendments to Rule 22e-4 of the 1940 Act that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
New Fund Risk
A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies. Moreover, a new fund may not be able to fully implement its investment strategy immediately upon commencing investment operations, which could reduce investment performance.
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Eaton Vance  |    Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2023, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2024.
The Adviser and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of the Adviser and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.
Management Fees
The Adviser receives a fee for management services equal to 0.60% of the average daily net assets of the Fund.
Under the Management Agreement, the Adviser will pay substantially all the expenses of the Fund (including expenses of the Trust relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.
Portfolio Management
The Fund’s assets are managed by members of the Floating-Rate Loans team. The team consists of portfolio managers and analysts. The current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Andrew Sveen, CFA, Ralph Hinckley, CFA, Jake Lemle, CFA  and Brandon Matsui, CFA.
Mr. Sveen is Managing Director of the Adviser, manages other funds, and has been employed by the Morgan Stanley organization for more than five years. Messrs. Hinckley and Lemle are Managing Directors of the Adviser, manage other funds and have been employed by the Morgan Stanley organization for more than five years. Mr. Matsui is an Executive Director of the Adviser. Prior to joining the Adviser in 2023, Mr. Matsui served as the Head of Fixed Income for DWS’ Systematic Investment Solutions group since 2016.
The composition of the team may change from time to time.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
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Eaton Vance  |    Shareholder Information
Shareholder Information
Distribution of Fund Shares
The Distributor is the exclusive distributor of Creation Units of the Fund. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 3 Canal Plaza Suite 100, Portland, ME 04101.
The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.
About Net Asset Value
The Fund’s NAV per share is determined by dividing the total of the value of the Fund’s investments and other assets, less any liabilities attributable to the Fund, by the total number of outstanding shares of the Fund. In making this calculation, the Fund generally values its portfolio securities and other assets at market price.
When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Trustees. The Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s shares are listed. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closes, bid-ask spreads may widen and Fund shares may trade at a premium or discount to NAV. To the extent the Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund is based on the value of the Fund’s portfolio securities or other assets.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About Fund Investment Strategies and Related Risks” and “Investment Strategies and Techniques” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.
Book Entry
The Depository Trust Company (“DTC”) serves as securities depository for the shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies,
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Eaton Vance  |    Shareholder Information
Shareholder Information (Con’t)
clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Buying and Selling Shares
Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
The Fund’s primary listing exchange is NYSE Arca. NYSE Arca  is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A “business day” with respect to the Fund is each day the New York Stock Exchange, NYSE Arca  and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when NYSE Arca  closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.
The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on NYSE Arca  at prevailing market prices, the risks of frequent trading are limited.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.
The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
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Eaton Vance  |    Shareholder Information
Shareholder Information (Con’t)
Creations and Redemptions
Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) enters into an authorized participant agreement with the Fund’s Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by JPMorgan Chase Bank N.A., as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on  the Fund’s portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Fund or its ongoing shareholders.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.
Portfolio Holdings
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Trust’s SAI.
Dividends and Distributions
General Policies
Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of
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Eaton Vance  |    Shareholder Information
Shareholder Information (Con’t)
both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund. Unless your investment in the Fund is through a tax deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares.
Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. It is not anticipated that any portion of the distributions by the Fund would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.
If you buy shares of the Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
Investment income received by the Fund from sources within foreign countries may be subject to foreign income, withholding, and other taxes. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.
Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax.  When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in Fund shares. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Creations and Redemptions. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.
Other Information. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
You may be subject to backup withholding at a rate of 24% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.
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Eaton Vance  |    Shareholder Information
Shareholder Information (Con’t)
Withholding of U.S. tax is required (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
Reporting to you and the IRS is required annually on Form 1099-B not only with respect to the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Fund’s shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Fund’s shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. Fund shares are created and redeemed principally in kind (but cash may be substituted in lieu of certain securities). The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. To the extent the Fund substitutes cash in lieu of certain portfolio securities for redemption transactions, the Fund may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute such portfolio securities in-kind.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the Adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members
26

Eaton Vance  |    Shareholder Information
Shareholder Information (Con’t)
of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.
27

Eaton Vance  |    Financial Highlights
Financial Highlights
No financial information is provided for the Fund because it had not commenced operations as of the date of this Prospectus. Financial information will be provided in the first Shareholder Report after commencement of operations.
28

Eaton Vance   |   Premium/Discount Information
Premium/Discount Information
The Fund has not yet commenced operations and, therefore, does not have information about the differences between the Fund’s daily market price on NYSE Arca  and its NAV. Information regarding how often the closing trading price of the shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.eatonvance.com.
29

Eaton Vance   |   Continuous Offering Information
Continuous Offering Information
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
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Where to Find Additional Information
In addition to this Prospectus, the Fund has an SAI, dated January 13, 2024 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. Certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
The Trust publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders (once available), you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising the Fund, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our website at: www.eatonvance.com. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley ETF Trust
c/o Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036
For Shareholder Inquiries,
call toll-free 800-836-2414.
The Trust’s 1940 Act registration number is 811-23820.
© 2024 Morgan Stanley
EVETFLOATPRO 1/24

Statement of Additional Information
January 13, 2024
Morgan Stanley ETF Trust (the “Trust”) is an open-end management investment company consisting of 15 funds offering a variety of investment alternatives, one of which is included in this Statement of Additional Information (“SAI”) (the “Fund”). The following Fund is included in this SAI:

	Ticker	Exchange
Eaton Vance Floating-Rate ETF	EVLN	NYSE Arca
This SAI sets forth information about the Trust and information applicable to the Fund. This SAI is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated January 13, 2024, as may be supplemented from time to time. To obtain the Prospectus without charge, please call the Fund toll-free at 800-836-2414.
The Fund is “diversified” and, as such, the Fund’s investments are required to meet certain diversification requirements under federal securities laws.
The Fund is actively managed.

INVESTMENT STRATEGIES AND TECHNIQUES
This SAI provides additional information about the investment strategies and operations of the Trust and the Fund. Morgan Stanley Investment Management Inc. (the “Adviser”) acts as investment adviser to the Fund.
The Fund will offer and issue shares at its net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Similarly, shares will be redeemable by the Fund only in Creation Units. The shares of the Fund are expected to be approved for listing, subject to notice of issuance, on the  NYSE Arca. Shares  of the Fund trade in the secondary market at market prices that may differ from the shares’ NAV. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of shares (subject to applicable legal requirements). The following discussion of the Fund’s investment strategies and risks should be read  in conjunction with the investment strategies for the Fund contained in the Prospectus in order to provide a more complete description of such Fund’s investment policies. More details about each investment and related risks are provided below.
Purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs, including brokerage costs and/or taxable gains or losses that it might not have incurred if the purchase or redemption had been made through in-kind delivery of portfolio securities. These costs could be imposed on the Fund, and to the extent they are not offset by transaction fees payable by investors who are authorized to deal in Creation Units (“Authorized Participants”), could decrease the Fund’s net asset value.
Agencies. Agencies refer to fixed-income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae and Freddie Mac, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority (“TVA”).
An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.
Asset-Backed Securities.  The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities (“MBS”). Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Funds authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Fund’s NAV and net yield. The Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
Cash Equivalents. Cash equivalents are short-term fixed-income securities comprising:

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Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

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Obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI;

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Any security issued by a commercial bank if (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund  may purchase;

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Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P, Prime 1 or Prime 2 by Moody’s  or F1 or F2 by Fitch) or, if unrated, determined to be of comparable quality by the Adviser;

■	Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

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U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

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Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

■	Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed-income securities with maturities ranging from 1 to 397 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured. Virtually all commercial paper is rated by Moody’s, Fitch or S&P.
Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2 or A-3.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
With respect to Fitch, a short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. An F1 rating indicates the strongest intrinsic capacity for timely payment of financial commitments whereas an F2 rating indicates good intrinsic capacity for timely payment of financial commitments.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which the Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.
Corporates. Corporates are fixed-income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due to the holder.
Currency Forwards.  A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract.  The Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to  the Fund and poorer overall performance for  the Fund than if it had not entered into foreign currency forward exchange contracts. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which  the Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions,  the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
The  Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of  the Fund’s portfolio securities.
The  Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code  requirements relating to qualification as a regulated investment company (“RIC”).
Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase  the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Derivatives. The Fund may, but is  not required to, use various derivatives and other similar instruments as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the  Fund is a function of numerous variables, including market conditions. The  Fund complies with applicable regulatory requirements when using derivatives. Although the Adviser seeks to use derivatives to further the  Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed in the prospectus to the extent they have economic characteristics similar to the securities included within that policy.

General Risks of Derivatives. Derivatives utilized by  the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, index or financial instrument. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that the Fund may use and the risks of those instruments are described in further detail below.  The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with  the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by  the Fund will be successful.
The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to  the Fund’s interests.  The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

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Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

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Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to  the Fund. Many derivatives may also involve operational and legal risks.

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Using derivatives as a hedge against a portfolio investment subjects  the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in  the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce  the Fund’s risk of loss, it may also limit  the Fund’s opportunity for gains or result in losses by offsetting or limiting  the Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that  the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market,  the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

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The use of certain derivatives transactions, including over-the-counter (“OTC”)  derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid,  the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by  the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case  the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result,  the Fund would bear greater risk of default by the counterparties to such transactions.

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The  Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out or to meet margin and payment requirements and a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

■	As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be classified as illiquid and therefore subject to the Fund’s limitation on investments in illiquid investments.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on  the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Regulatory Matters.  Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair  the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Fund’s derivatives and other transactions. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user.” Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)  and the rules promulgated thereunder may limit the ability of  the Fund to enter into one or more exchange-traded or OTC derivatives transactions.
The  Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a  regulated investment company (“RIC”) for U.S. federal income tax purposes.
The Adviser, with respect to the Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses. With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.
Regulations recently adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.
Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.
Emerging Market Securities. The Fund may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets, core business operations and/or employees in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one Fund, but not considered an emerging market security when held in another Fund if it has one or more of these characteristics in connection with a developed country.
Emerging market describes any country that is generally considered to be an emerging or developing country by major organizations in the international financial community or by the Fund’s benchmark index.
The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.
The  Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).
ESG Investment Risk. To the extent that the Adviser considers environmental, social and/or governance (“ESG”) issues, the  Fund’s performance may be impacted. Additionally, the Adviser’s consideration of ESG issues may require subjective analysis based on qualitative assessments and the ability of the Adviser to consider ESG issues may be impacted by data availability for a particular company or issuer (or obligor), including if the data is inaccurate, incomplete, unavailable or based on estimates. The Adviser’s consideration of ESG issues may contribute to the Adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the Adviser’s assessment of such may change over time. The consideration of ESG issues within the Adviser’s investment decision-making process for the Fund may vary across asset classes, industries and sectors. When deemed by the Adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the Adviser considers ESG issues which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
Fixed-Income Securities. Fixed-income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed-income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.
Fixed-income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed-income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.
Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed-income security. Generally, the values of fixed-income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed-income securities generally rise and during periods of rising interest rates, the values of most fixed-income securities generally decline. The  Fund may face  a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or duration (measure of interest rate sensitivity) of the securities in which it may invest. While fixed-income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed-income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed-income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed-income security. In almost all cases, the duration of a fixed-income security is shorter than its term to maturity.
Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed-income securities as well. Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed-income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed-income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed-income securities with low degrees of credit risk.
Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed-income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs,  the Fund may be forced to reinvest in lower yielding fixed-income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.
Spread risk is the potential for the value of  the Fund’s assets to fall due to the widening of spreads. Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.
While assets in fixed-income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed-income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty.
Economic, political and other events also may affect the prices of broad fixed-income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.
Certain of the Fund’s investments are subject to inflation risk, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.
Floaters. Floaters are fixed-income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”
Floating and Variable Rate Obligations.  The Fund may purchase floating and variable rate obligations, including floating and variable rate municipal obligations and preferred shares of closed-end funds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the 1940 Act, the  Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises or by the U.S. Treasury, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States.  The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.
Foreign Currency Transactions. The U.S. dollar value of the assets of the Fund, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the then-prevailing spot rate in the foreign currency exchange market. The Fund also may manage its foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives.”

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of the Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.
Foreign Currency Warrants. The Fund may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal of which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).
Performance-indexed paper. Performance-indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Foreign Securities. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less stringent investor protections and disclosure standards, and less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.
Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value.
Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. See “Taxes -- Special Tax Considerations Relating to Foreign Investments”, below.
Unless otherwise noted in the Prospectus, the Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets, core business operations and/or employees in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.
Foreign securities may include, without limitation, foreign equity securities, which are equity securities of a non-U.S. issuer, foreign government fixed-income securities, which are fixed-income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States, and foreign corporate fixed-income securities, which are fixed-income securities issued by a private issuer in a country other than the United States.
Investments in foreign companies and countries are subject to economic sanction and trade laws in the United States and other jurisdictions. These laws and related governmental actions may, from time to time, prohibit the Fund from investing in certain countries and in certain companies. Investments in certain countries and companies may be, and have in the past been, restricted as a result of the imposition of economic sanctions. In addition, economic sanction laws in the United States and other jurisdictions may prohibit the Fund from transacting with a particular country or countries, organizations, companies, entities and/or individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
In addition, such economic sanctions or other government restrictions may negatively impact the value or liquidity of the Fund’s investments, and could impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategy because the Fund may, for example, be prohibited from investing in securities issued by companies subject to such restrictions and the Fund could be required to freeze or divest its existing investments that the Adviser would otherwise consider to be attractive.
The risks posed by economic sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Referendum on the UK’s EU Membership. In an advisory referendum held in June 2016, the United Kingdom (“UK”) electorate voted to leave the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework.
The impact on the UK and the EU and the broader global economy is still unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and the EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The impact of Brexit, and its ultimate implementation, on the economic, political and regulatory environment of the UK and the EU could have global ramifications.
Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). While the value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.
Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.
The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.
Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity, security, index, currency or instrument underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

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Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin.  The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so.  The Fund could lose margin payments deposited with an FCM if the FCM breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

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Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading,  the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit  the Fund’s potential losses.

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Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities. High yield securities are generally considered to include fixed-income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed-income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that  the Fund holds may be downgraded to below investment grade by the rating agencies. If  the Fund holds a security that is downgraded, the Fund may choose to retain the security.
While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.
High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit  the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates,  the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.
The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of  the  Fund’s  securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect  the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.
Illiquid Investments. In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For the Fund, each portfolio investment must be classified at least monthly into one of four liquidity categories (illiquid, as discussed above, as well as highly liquid, moderately liquid and less liquid), which are defined pursuant to the Liquidity Rule and classified in accordance with the Fund’s written liquidity risk management program by the program administrator designated by the Trust’s Board of Trustees. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. In making such classifications, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. If so, this determination is taken into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.
In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below the applicable limit of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio investment.
The SEC has recently proposed amendments to the Liquidity Rule that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease in value substantially because of changes in the rate of prepayments.
Inverse floating rate investments tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.
Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and registered and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“ETFs”). The  Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.
Money Market Funds. To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund, including funds advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees with respect to funds advised or managed by the Adviser or its affiliates) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The rules governing money market funds: (1) permit (and, under certain circumstances, require) certain money market funds to impose a “liquidity fee” (up to 2%), and (2) require “institutional money market funds” to operate with a floating NAV per share rounded to a minimum of the fourth decimal place in the case of the fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). The Fund may invest in money market funds that seek to maintain a stable $1.00 NAV per share or that have a share price that fluctuates. Although a stable share price money market fund seeks to maintain a stable $1.00 NAV per share, it is possible to lose money by investing in such a money market fund. With respect to a floating share price money market fund, because the share price will fluctuate, when the Fund sells its shares in such a fund, the shares may be worth more or less than what the Fund originally paid for them. The rules governing money market funds, and amendments to such rules, may affect the investment strategies, performance and operating expenses of money market funds. “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees.
Exchange-Traded Funds. The Fund may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing fees at two levels with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.
Investment Grade Securities. Investment grade securities are fixed-income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), or Fitch Ratings (“Fitch”) or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by another nationally recognized statistical rating organization) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between sound obligations and those in which speculative elements predominate. The Fund is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Ratings assigned to fixed-income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed-income security. Moreover, market risk also will affect the prices of even the highest rated fixed-income securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.
LIBOR Discontinuance or Unavailability Risk.  The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rates (collectively, “LIBOR”), Euro Interbank Offered Rate, Secured Overnight Financing Rate (“SOFR”) and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. London Interbank Offered Rate (“LIBOR”) was the basic rate of interest used in lending transactions between banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased. However, the publication of certain other LIBORs will continue to be published on a temporary, synthetic and non-representative basis (e.g., the 1-month, 3-month, and 6-month USD LIBOR settings which are expected to be continued to be published until the end of September 2024). As these synthetic LIBOR settings are expected to be published for a limited period of time and are considered non-representative of the underlying market, regulators have advised that these settings should be used only in limited circumstances.
Various financial industry groups have been planning for the transition from  LIBOR and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). It is expected that a substantial portion of future floating rate investments will be linked to SOFR or benchmark rates derived from SOFR (or other Alternative Reference Rates based on SOFR). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR. These relatively new and developing rates may also behave differently than LIBOR would have or may not match the reference rate applicable to the underlying assets related to these investments. Investments in structured finance investments, loans, debt instruments or other investments tied to reference rates are also subject to operational risk associated with the alternative reference rate, such as errors in the input data or in the calculation of reference rates.
Additionally, the transition away from  LIBOR and certain other Reference Rates could, among other negative consequences (i) adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any

Reference Rate-linked securities, loans and derivatives in which the Fund may invest; (ii) require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products; (iii) lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; and/or (iv) cause the Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors, including decreased liquidity, may be heightened with respect to investments in so-called “tough legacy” Reference Rate-based products that do not include effective fallback provisions to address how interest rates will be determined if  LIBOR and certain other Reference Rates stop being published. In addition, when a Reference Rate is discontinued, the alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.
These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of the uncertainty and developments relating to the transition process, performance, price volatility, liquidity and value of the Fund and its assets may be adversely affected.
Loans. Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.
Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to pursue appropriate remedies against the borrower.
Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.
A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. (including to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country.

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate. The base lending rate usually is the LIBOR, the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits.
Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR beginning at the end of 2021. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on financial instruments that utilize LIBOR remains uncertain. See “LIBOR Discontinuance or Unavailability Risk” above.
The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the Adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment. The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans. In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower. Representatives of the Fund also may join creditor or similar committees relating to loans.
Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.
Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans, making them illiquid. A secondary market exists for many senior loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
From time to time the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.
Loans of Portfolio Securities.  The  Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities,  the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services.  The Fund will not lend more than 33⅓% of the value of its total assets.
The  Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but  the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.
Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by  the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and  markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries (and in turn adversely impact the Fund’s investments) and otherwise adversely affect the Fund and its operations. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as COVID-19 (the “Coronavirus”), persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruption could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf of the Fund.
Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the Coronavirus, and may experience similar outbreaks in the future. For example, the Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale and significant volatility in financial markets.
The Coronavirus has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the Coronavirus and government and other measures seeking to contain its spread. The global impact of the Coronavirus has continued to evolve and has, at times, created disruption in supply chains, and adversely impacted a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these developments having adverse consequences for certain companies and other issuers in which the Fund invests and the value of the Fund’s investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser’s or service providers’ personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage and divest investments on behalf of the Fund and pursue the Fund’s investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions and general uncertainty associated with the Coronavirus pandemic, the valuation and performance of the Fund’s investments may be impacted adversely.
During periods of low interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates may magnify the risks associated with rising interest rates. Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund’s yield, income and performance.
Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Money Market Instruments. Money market instruments are high quality short-term fixed-income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.
Money market instruments may be adversely affected by market and economic events, such as: a rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting domestic issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty or an issuer. These instruments may be subject to federal income, state income and/or other taxes. Instead of investing in money market instruments directly, the Fund may invest in money market funds, including those advised or managed by the Adviser or its affiliates. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.
Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.
Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between  the  Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.
Writing Options. The Fund may write call and put options. As the writer of a call option,  the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised  the Fund is not required to deliver the underlying security and retains the premium received.
The Fund  may write call options that are “covered.” A call option on a security is covered if (a)  the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by  the Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by  the Fund; or (b)  the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by  the Fund in earmarked or segregated cash or liquid assets.
Selling call options involves the risk that  the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option,  the Fund forgoes, during the option’s life, the opportunity to profit from increases in the  market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.
The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.
The Fund may write put options that are “covered.” A put option on a security is covered if (a) the Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.
Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.
The  Fund may close out an options position that it has written through a closing purchase transaction.  The Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by  the Fund.  The Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by  the Fund. A closing purchase transaction may or may not result in a profit to  the Fund.  The Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by  the Fund. There is no assurance that such a market will exist with respect to any particular option.
The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require  the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation  the Fund can realize on an investment, or may cause  the Fund to hold a security that it might otherwise sell.
Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option,  the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price,  the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to  the Fund, minus the premium paid. As the buyer of a put option,  the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price,  the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to  the Fund, minus the premium paid.  The Fund may buy call and put options whether or not it holds the underlying securities.
As a buyer of a call or put option,  the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to  the Fund.  The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If  the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated  intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.
Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to  the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options,  the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.
Index options written by  the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.
Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts,  the Fund would also be subject to initial and variation margin requirements on the option position.
Options on futures contracts written by  the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid  assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out  the Fund’s futures position. See “Derivatives — Regulatory Matters”, above.
Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

■
The  Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	The Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

■
The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

■
Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

■
The  Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by  the Fund in connection with options transactions.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Repurchase Agreements. Repurchase agreements are transactions in which  the Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.
In these transactions,  the Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Custodian  or an approved third-party for the benefit of the Fund until repurchased. Repurchase agreements permit the Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines,  the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller,  the Fund’s realization upon the collateral may be delayed.
While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that are not eligible for direct investment under  the Fund’s investment objectives and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent.
The Fund may enter into repurchase agreements on a forward commitment basis. To the extent the Fund does so and the counterparty to the trade fails to effectuate the trade at the scheduled time, the Fund may be forced to deploy its capital in a repurchase agreement with a less favorable rate of return than it otherwise may have achieved or may be unable to enter into a repurchase agreement at all at the desired time.
Reverse Repurchase Agreements. Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Please see “Derivatives Agreements -- Regulatory Matters”. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33⅓% of the Fund’s total assets, except as permitted by law or SEC requirements.
Senior Loans.  “Senior Loans” are loans that are senior in repayment priority to other debt of the borrower. Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for Loan Investors, generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.
Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition, Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.
Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility fee when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.
Loan Administration. In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower. It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons (as defined below), similar risks may arise.
Additional Information. The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative. The Fund may from time to time participate in ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation. In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate in such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.
In some instances, other accounts managed by the Adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities. See “Potential Conflicts of Interest.”
The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.
The Fund will generally acquire participations only if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized statistical ratings organization) or determined by the Adviser to be of comparable quality.
Special Risks Related to Cyber Security. The Trust and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Trust and its service providers use to service the Trust’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Trust and its service providers. Cyber-attacks against or security breakdowns of the Trust or its service providers may adversely impact the Trust and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Trust may incur additional costs for cyber-security risk management and remediation purposes. In addition, cyber-security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Trust or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.
Structured Investments. The Fund may invest in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates, referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.
The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.
A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.
Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments that are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.
Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.
Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objective and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.
The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange-trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). An SEF is an electronic trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The Fund may incur a theoretically unlimited loss on short exposures. In comparison, the Fund may incur losses on long exposures, but such losses are limited by the fact that the underlying security’s price cannot fall below zero. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).
Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.
Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.
Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.
Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

■	OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

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In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

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The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Temporary Borrowing. The Fund is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes. For example, the Fund may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of the Fund to liquidate portfolio holdings. The Fund will not purchase additional securities while temporary borrowings exceed 5% of its total assets.
The Board of Trustees of the Trust has approved procedures whereby the Fund together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. The Fund would be liable only for its own temporary borrowings under the joint line of credit arrangements.
Temporary Defensive Investments. Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments, derivatives, repurchase agreements or securities of other investment companies, including money market funds, for temporary purposes. If the Adviser incorrectly predicts the effects of these changes or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
U.S. Government Securities. U.S. government securities refer to a variety of fixed-income securities issued or guaranteed by the U.S. Government and its various instrumentalities and agencies. The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. Government that are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. Further, the Fund may purchase securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed-income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although  the Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. The Fund may have to distribute such phantom income to avoid taxes at the Fund level, although it has not received any cash payment.
Zero Coupons. Zero coupons are fixed-income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.
Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.
Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

INVESTMENT POLICIES AND LIMITATIONS
Fundamental Policies
The Fund has adopted the following fundamental policies, which may not be changed without the approval by “vote of a majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of the Fund means the vote, at the annual or a special meeting of the security holders of such Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is the less.

1	Except as otherwise permitted by the 1940 Act or any applicable law, rule, order or interpretation, the Fund may not purchase any security if, as a result of that purchase, more than 25% of its total assets would be invested in securities of issuers within the same industry.

2	The Fund may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

3	The Fund may issue senior securities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

4	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be deemed an underwriter under certain securities laws in purchasing or disposing of portfolio securities or in connection with investments in other investment companies.

5	The Fund may purchase or sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

6	The Fund may purchase or sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

7	The Fund may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

8	The Fund may not make any investment inconsistent with its classification as a “diversified company”, as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.

Additional Information About the Investment Policies and Limitations
Summary of 1940 Act Restrictions on Certain Activities. The following is not part of the fundamental policies of the Fund but provides additional information regarding certain of these policies. Certain of the Fund’s fundamental policies set forth above permit the Fund to make investments or engage in transactions to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation, or prohibit transactions except to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation. To the extent the 1940 Act or the rules, orders, or interpretations thereunder may, in the future, be amended or otherwise revised to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies. Similarly, with respect to Investment Policy No. 8, the Fund may rely on greater flexibility provided by the 1940 Act or interpretations, modifications or as applied by the SEC or its staff.

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Concentration – According to the present interpretation by the SEC, a fund  has concentrated its investments in the securities of issuers primarily engaged in any particular industry if the fund’s holdings in the securities in such issuers comprise more than 25% of the fund’s total assets. These limits do not apply to securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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Borrowing money – The 1940 Act permits the Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Fund has elected to treat all such transactions as derivatives transactions for purposes of the SEC rule allowing the Fund to enter into reverse repurchase agreements and similar financing transactions.

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Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but an SEC rule allows the Fund to engage in certain types of transactions (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options) notwithstanding this prohibition and deems certain when issued, forward-settling and non-standard settlement cycle securities transactions not to involve a senior security, subject to compliance with the conditions of the rule. The fundamental policy relating to senior securities allows the Fund to operate in reliance upon this rule.

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Real Estate – The  Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or

(iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

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Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Fund, except that the Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that the Fund may not lend portfolio securities representing more than one-third of the Fund’s total asset value. The Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily.

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Diversification – Under the 1940 Act, a “diversified” fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.

The percentage limitations contained in the fundamental policies apply at the time of purchase of securities. Unless otherwise required by the 1940 Act (as is the case with borrowing), a later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. Future portfolios of the Trust may adopt different limitations.
Tax Diversification. Whether diversified or non-diversified, the Fund will satisfy the diversification requirements for tax treatment as a RIC. As a result, the Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or of one or more “qualified” publicly traded partnerships.
Unusual Market Conditions. The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.
The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semi-Annual and Annual reports, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. The Fund’s portfolio holdings will be available on the Fund’s public website, www.eatonvance.com, after the Fund commences operations.
The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on NYSE Arca  and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of NYSE Arca  necessary to maintain the listing of shares of the Fund will continue to be met. NYSE Arca  may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca  inadvisable. The  Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund. As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges. The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
CREATIONS AND REDEMPTIONS OF SHARES
The Trust issues and sells shares of the Fund only in Creation Units, generally in exchange for cash, or in certain circumstances, a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any, on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).
A transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, and the Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
In its discretion, the Adviser reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is each day the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Fund’s Distributor to create or redeem Creation Units will only be accepted on a Business Day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants (as defined below) based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Fund Deposit
The consideration for purchase of Creation Units may consist of Deposit Securities and/or the Cash Component. Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities such Fund will deliver upon redemption of Fund shares.
The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.
The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of that Fund until such time as the next-announced composition of the Fund Deposit is made available.
Procedures of Creating Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement and/or applicable order form. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.
Orders for Creation Units that are affected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to

DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Acceptance of Creation Orders
The Trust reserves the right to reject a creation order transmitted to it by the Distributor, for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing, and a variety of other factors. An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, or other costs).
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash-only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Deposit Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.
ACCOUNT POLICIES AND FEATURES
Valuation of Shares
NAV of the Fund is determined by dividing the total market value of the Fund’s investments and other assets less the total market value of all liabilities attributable to that Fund, by the total number of outstanding shares of the Fund.
In the calculation of the Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determined that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Trustees.
The Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV.
For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.
Certain of the Fund’s portfolio securities may be valued using as an input evaluated prices provided by an approved outside pricing service. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures approved by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.
Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an approved outside pricing service or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.
If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith using methods approved by the Board of Trustees.
Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith using methods approved by the Board.
In general, fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When there is no public market or possibly no market at all for an asset, fair value represents, in general, a good faith approximation of the current value of an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by the Fund from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.
The Fund relies on various sources to calculate its NAV. The ability to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
MANAGEMENT OF THE TRUST
Trustees and Officers
The Board of the Trust consists of ten Trustees. None of the Trustees have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Trustees are the “non-interested” or “Independent” Trustees of the Trust as defined under the 1940 Act.
Board Structure and Oversight Function
The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Trust between meetings.
The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Trust and Trust shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Trust’s activities and associated risks. The Board of Trustees has established six standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Trust. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”
The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Trust’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Trust’s Chief Compliance Officer, members of the Trust’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Trust’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Trust’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Trust officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve their respective investment objectives.
As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Trust’s operations and related risks.
Trustees
The Trust seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Information about the Trust’s Governance Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”
The Trustees of the Trust, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below (as of January 1, 2024). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006
President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Ordre National du Mérite by the French Government; elected to the National Academy of Engineering (2009).
87
Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88
Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012–2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88
Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88
Director, Witt/Kieffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88
Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006
Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).
				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
The executive officers of the Trust, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of January 1,  2024).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013
President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021
Managing Director of the Adviser (since January 2024) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 – December 2020).

Francis J. Smith 750 7th Ave New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017
Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Anthony R. Rochte 1585 Broadway New York, NY 10036 Birth Year: 1968	Vice President, Morgan Stanley ETF Trust	Since September 2022
Managing Director and Global Head of Exchange-Traded Funds at Morgan Stanley Investment Management (since March 2022); Co-Head of Goldman Sachs Private Bank Select (January 2020 – March 2022); Head of Fidelity Institutional Investments & Technology Solutions (August 2017 – January 2020).

*	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each Officer serves an indefinite term, until his or her successor is elected.
It is a policy of the Trust’s Board that each Trustee shall invest in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund.
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP  GP LP), which may include, for Independent Trustees, shares (if any) deemed to be beneficially owned through a deferred compensation plan, as of December 31, 2023 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2023)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2023)
Independent:
Frank L. Bowman	None	Over $100,000
Frances L. Cashman	None	Over $100,000
Kathleen A. Dennis	None	Over $100,000
Nancy C. Everett	None	Over $100,000
Eddie A. Grier	None	None
Jakki L. Haussler	None	Over $100,000
Manuel H. Johnson	None	Over $100,000
Michael F. Klein	None	Over $100,000
Patricia A. Maleski	None	Over $100,000
W. Allen Reed	None	Over $100,000
As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.
As of January 1, 2024, the Trustees and officers of the Trust, as a group, owned less than 1% of any class of the outstanding shares of beneficial interest of the Fund.
Independent Trustees and the Committees
Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has six committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee.
The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.
The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and reviewing the valuation process. The Trust has adopted a formal, written Audit Committee Charter.
The members of the Audit Committee of the Trust are Nancy C. Everett, Eddie A. Grier, and Jakki L. Haussler. None of the members of the Trust’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Trust (with such disinterested Trustees being “Independent Trustees” or individually, an “Independent Trustee”). Each Independent Trustee is also “independent” from the Trust under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Trust is Jakki L. Haussler.
The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia A. Maleski and W. Allen Reed, each of whom is an Independent Trustee. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Kathleen A. Dennis.
The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”
The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Trust and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Kathleen A. Dennis and Patricia A. Maleski, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.
The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee oversee the Trust’s portfolio investment process and review the performance of the Trust’s investments. The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee also recommend to the Board to approve or renew the Trust’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Investment Committee focuses on the Trust’s primary areas of investment, namely equities, fixed income, liquidity and alternatives. Kathleen A. Dennis, Nancy C. Everett, Eddie A. Grier, Jakki L. Haussler and Michael F. Klein are members of the Equity Investment Committee. The Chairperson of the Equity Investment Committee is Nancy C. Everett. Frank L. Bowman, Frances L. Cashman, Manuel H. Johnson,  and Patricia A. Maleski are members of the Fixed Income, Liquidity and Alternatives Investment Committee. The Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee is Manuel H. Johnson.

The Risk Committee assists the Board in connection with the oversight of the Trust’s risks, including investment risks, operational risks and risks posed by the Trust’s service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The members of the Risk Committee of the Trust are Frances L. Cashman, Manuel H. Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Trustee. The Chairperson of the Risk Committee is Michael F. Klein.
During the Trust’s fiscal year ended September 30, 2023, the Board of Trustees held the following meetings:

Board of Trustees/Committee/Sub-Committee	Number of Meetings
Board of Trustees	5
Audit Committee	5
Governance Committee	9
Compliance and Insurance Committee	4
Equity Investment Committee	5
Fixed Income, Liquidity and Alternatives Investment Committee	5
Experience, Qualifications and Attributes
The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.
Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as Chairman of the Board of Trustees of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a former member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Ordre  National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.
With more than 30 years of experience in the financial services industry, Ms. Cashman possesses valuable insights and expertise regarding governance, marketing, communications, and strategy. Ms. Cashman is Chief Executive Officer of the Asset Management Division of Delinian Limited. Prior to that, Ms. Cashman spent over 20 years at Legg Mason & Co., ultimately serving as Executive Vice President and Global Head of Marketing and Communications. She has gained valuable experience as Director of two investment management entities and as a distribution leader reporting to boards of other mutual funds. In addition, Ms. Cashman also serves as Trustee for the Georgia Tech Foundation and the MMI Gateway Foundation.
Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.
Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. Ms. Everett serves as the Chairperson of the Equity Investment Committee. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.
During the course of a career spanning more than 40 years in both academia and industry, Mr. Grier has gained substantial experience in management, operations, finance, marketing, and oversight. Mr. Grier is the Dean of Santa Clara University’s Leavey School of Business. Prior to that, Mr. Grier was the Dean of the Virginia Commonwealth University School of Business. Before joining academia, Mr. Grier spent 29 years at the Walt Disney Company where he served in various leadership roles, including as President of the Disneyland Resort. Mr. Grier also gained substantial oversight experience serving on the boards of Sonia Senior Living, Inc. (formerly, Capital Senior Living Corporation), NVR, Inc., and Middleburg Trust Company. In addition, Mr. Grier currently serves as a Director of Witt/Kieffer, Inc., Director of NuStar GP, LLC, Director of the Colonial Williamsburg Company, and Regent of University of Massachusetts Global. Mr. Grier is also a Certified Public Accountant.
With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Trust’s Board, where she serves as the Chairperson of the Audit Committee. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive). The Board has determined that Ms. Haussler is an “audit committee financial expert” as defined by the SEC.
In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he currently serves as the Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee and formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.
Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein is the Chairperson of the Risk Committee. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as a Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.
Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.
Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.
The Trustees’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.
The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.
Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds
The Independent Trustees and the Trust’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Fund and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification
The Trust’s Amended and Restated Declaration of Trust provides for indemnification by the Trust and each series to the fullest extent permitted by law of “covered persons” thereunder against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, subject to certain conditions. Trustees, officers, and employees of the Trust are indemnified under the Declaration of Trust but, to the extent required under the 1940 Act, no indemnification shall be provided under the Trust’s Amended and Restated Declaration of Trust to any such person if that person is adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Trust’s Amended and Restated Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Amended and Restated Declaration of Trust protects a Trustee against liability to the Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee.
Shareholder Communications
Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Compensation
Each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $335,000 for serving as a Trustee of the Morgan Stanley Funds.
The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson, Fixed Income, Liquidity and Alternatives Investment Committee Chairperson and Governance Committee Chairperson each receive an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Chair of the Boards receives a total annual retainer fee of $630,000 for his services and for administrative services provided to each Board.
The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust for their services as a Trustee.
The Trust has a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.
The following table shows aggregate compensation payable to each of the Trust’s Trustees from the Trust for the fiscal year ended September 30, 2023 and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2023.

Compensation[1]
Name	Aggregate Compensation From the Trust[2]	Total Compensation From Trust and Fund Complex Paid to the Trustees[3]
Frank L. Bowman	$292	$400,000
Frances L. Cashman[2],[3]	202	$335,000
Kathleen A. Dennis	281	$385,000
Nancy C. Everett	281	$385,000
Eddie A. Grier	245	$335,000
Jakki L. Haussler	303	$415,000
Manuel H. Johnson	281	$385,000
Joseph J. Kearns[2],[3],[4]	200	$335,000
Michael F. Klein[2],[3]	281	$385,000
Patricia A. Maleski	245	$335,000

Compensation[1]
Name	Aggregate Compensation From the Trust[2]	Total Compensation From Trust and Fund Complex Paid to the Trustees[3]
W. Allen Reed[3]	460	$630,000
1	Includes all amounts paid for serving as director/trustee of the funds in the Fund Complex, as well as Chair of the Boards or a Chairperson of a Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year. The following Trustees deferred compensation from the Trust during the fiscal year ended September 30, 2023: Ms. Cashman, $122, Mr. Kearns, $117 and Mr. Klein, $281.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2023 before deferral by the Trustees under the DC Plan. As of December 31, 2023, the value (including interest) of the deferral accounts across the Fund Complex for Mesdames/Messrs. Cashman, Kearns, Klein and Reed pursuant to the deferred compensation plan was $173,673, $1,236,375, $3,928,291 and $4,422,691, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
4	Mr. Kearns retired from the Board of Trustees on December 31, 2023.
Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved a Code of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance  requirement with respect to personal securities transactions.
INVESTMENT MANAGEMENT AND OTHER SERVICES
Adviser
The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley and the Adviser are located at 1585 Broadway, New York, NY 10036. As of September 30, 2023, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision. The Adviser provides investment advice and portfolio management services pursuant to a Management Agreement (the “Agreement”) and, subject to the supervision of the Trust’s Board of Trustees, makes or oversees the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund’s investments.
The Fund paid no management fees as of the date of this SAI because the Fund had not yet commenced operations.
The following table reflects the contractual management fee for the Fund.

Fund	Contractual Rate of Management Fees
Eaton Vance Floating-Rate ETF	0.60%
The Agreement was approved for an initial two-year period on December 5-6, 2023 and continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Trust’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance for the Fund shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Fund fail to approve the Agreement, the Adviser may continue to serve as investment adviser to the Fund that approved the Agreement, and to any Fund that did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Fund without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Trust.
The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business. The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
Proxy Voting Policy and Proxy Voting Record
The Board of Trustees believes that the voting of proxies on securities held by the Trust is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Adviser.
A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Trust’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.
Principal Underwriter
Foreside Fund Services, LLC  with principal offices at 3 Canal Plaza Suite 100, Portland, ME 04101, acts as the exclusive principal underwriter with respect to the continuous offering of the Fund’s shares pursuant to the Distribution Agreement. The Distribution Agreement continues in effect for a period more than two years so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement provides that the Trust will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.
Fund Administration
JPMorgan Chase Bank N.A. (“JPMorgan”) with principal offices at 1111 Polaris Parkway Columbus, OH 43240 provides administrative services to the Fund pursuant to a Fund Services Agreement (the “Administration Agreement”).
Custodian
JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, acts as the Trust’s custodian. JPMorgan  is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, JPMorgan  has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.
In the selection of foreign sub-custodians, the Trustees or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Trust, and the reputation of the institution in the particular country or region.
Dividend Disbursing and Transfer Agent
JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, provides dividend disbursing and transfer agency services for the Trust.
Portfolio Managers
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP“) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:

•	Cash Bonus

•	Deferred Compensation:

•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Fund, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM  compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM performance

•
The pre-tax investment performance of the Fund/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by Portfolio Managers as of November 30, 2023
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee they receive from the Trust, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Trust invests, the Adviser could be seen as harming the performance of the Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Andrew Sveen, CFA	12	$28,187.7 million	0	$0	0	$0
Ralph Hinckley, CFA	7	$26,190.6 million	3	$4,231.5 million	2	$558.7 million
Jake Lemle, CFA	5	$25,555.7 million	8	$3,157.6 million	0	$0
Brandon Matsui, CFA	4	$107.9 million	0	$0	0	$0

Securities Ownership of Portfolio Managers
As of November 2023 no portfolio manager beneficially owned (or held notionally through IMAP) any shares of the Fund.

Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021,  serves as the Fund’s independent registered public accounting firm and provides audit and audit-related services, tax-related services and assistance in connection with various SEC filings.
Fund Counsel
Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Trust’s legal counsel.
Securities Lending
The Fund may lend its securities through a securities lending agent to certain qualified borrowers. The securities lending agent of the Trust, administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. The securities lending agent also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. The securities lending agent may also invest cash received as collateral in pre-approved investments. The securities lending agent maintains records of loans made and income derived therefrom and makes available such records that the Trust deems necessary to monitor the securities lending program.
Because the Fund has not yet commenced operations, the Fund has not engaged in securities lending.
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.
Revenue Sharing
The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain affiliated entities of the Adviser (“Affiliated Entities”) and to certain unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser may pay additional compensation to Affiliated Entities and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Affiliated Entity or other Intermediary, providing assistance in the ongoing education and training of the Affiliated Entity’s or Intermediary’s financial personnel, furnishing marketing support, maintaining share balances, and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. With respect to Affiliated Entities, these payments, which are paid in accordance with the applicable compensation structure, may include an ongoing annual fee in an amount up to 0.10% of the total average NAV in respect of the applicable period of shares of the Fund held in the applicable accounts. The prospect of receiving, or the receipt of, additional compensation, as described above, by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such Intermediaries, and/or their financial advisers or other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Affiliated Entity or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.
Other Payments to Intermediaries
The Adviser may also make payments, out of its own assets and not as an expense to the Fund, to Intermediaries to offset certain nominal expenses of Intermediaries related to setup, connectivity or other technological maintenance of the Intermediary’s investment platform and/or the provision of services with respect to the Fund or share class on an Intermediary’s investment platform. Investors may wish to take such payment arrangements into account when considering an investment in Fund shares.
BROKERAGE PRACTICES
Portfolio Transactions
The Adviser is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable. The executing broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Price Guarantee”). Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.
The Trust anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.
The Adviser selects broker-dealers for the execution of transactions for the Fund in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser is not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser  in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.
When effecting transactions on behalf of the Fund, the Adviser may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Trading and Research Governance team (“TRG”). TRG reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee. When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to the Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.
Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself.
Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.
The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.
The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.
Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed-income securities. Consistent with long-standing industry practice in the fixed-income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed-income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed-income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.

The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.
Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.
The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed-income research from their own resources. Following its withdrawal from the EU on January 31, 2020, the United Kingdom has entered a transition period, during which EU law (including MiFID II) will continue to apply in the United Kingdom. Following the transition period, investment managers in the United Kingdom may still be required to comply with certain MiFID II equivalent requirements in accordance with the handbook of rules and guidance issued by the Financial Conduct Authority.
When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser effects aggregated orders in a manner designed to ensure that no participating client is favored over any other client.
In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser  with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser is not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
Affiliated Brokers
Subject to the overriding objective of obtaining the best execution of orders, the Trust may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts under procedures adopted by the Trust’s Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
Pursuant to an order issued by the SEC, the Trust is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Adviser.
Because the Fund has not yet commenced operations, the Fund has not affected any principal transactions with Morgan Stanley & Co.  LLC.
Brokerage Commissions Paid
As of the date of this SAI, there were no brokerage commissions because the Fund had not yet commenced operations.
Regular Broker-Dealers
Because the Fund has not yet commenced operations,  the Fund has not utilized broker-dealers.
Portfolio Turnover
The Fund generally does not invest for short-term trading purposes; however, when circumstances warrant, the  Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Fund to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.
GENERAL INFORMATION
Trust History
Morgan Stanley ETF Trust is an open-end, management investment company established under Delaware law as a Delaware statutory trust on May 31, 2016.
Description of Shares and Voting Rights
Fund shares will trade on an Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 20,000 shares.
Under the Trust’s Amended and Restated Declaration of Trust, dated as of September 28, 2022 (“Declaration of Trust”), the Trustees have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the shareholders of any series, to, among other things, (i) divide the beneficial interest in each series into shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all shares shall have a par value of $0.001), (ii) to issue shares without limitation as to number (including fractional shares and shares held in the treasury), to such persons and for such amount and type of consideration, including cash or securities (or any combination thereof), at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish, designate and classify and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each series as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing series and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to classify or reclassify or to change in any manner any shares of the Trust or any series into shares of one or more series (whether the shares to be classified, reclassified or changed are issued and outstanding or unissued and whether such shares constitute part or all of the shares of the Trust or such series), (v) to dissolve and terminate any one or more series thereof and (vi) to take such other action with respect to the shares of the Trust or any series as the Trustees may deem desirable. The Declaration of Trust provides that all liabilities held with respect to a particular series shall be enforceable against the assets held with respect to such series only and not against the assets of the Trust generally or against the assets held with respect to any other series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof shall be enforceable against the assets held with respect to such series, except that any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Subject to the Declaration of Trust, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. The Declaration of Trust further provides that ownership of shares shall not make any shareholder a third-party beneficiary of any contract entered into by the Trust or any series.
As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of shares. Additional series may be added in the future. When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees have the power, however, to cause each shareholder, or each shareholder of any particular series, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem shares for any reason as determined by the Trustees, in their sole discretion.
The 1940 Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriter contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value of the share determined at the close of business on the record date shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. In the absence of any designation to the contrary, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. The Trust is not required to hold annual meetings of shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Trustees, in their sole discretion, and the Trust does not intend to hold such meetings. All shares of the Trust then entitled to vote shall be voted in aggregate on any matters submitted to a vote of the shareholders, except (i) when required by the 1940 Act, shares shall be voted by individual series and (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series thereof, may be called by the Trustees, certain officers or upon the request of shareholders as provided in the Trust’s By-Laws. A meeting of shareholders will be held to vote on the removal of a Trustee or Trustees if requested in writing by holders of not less than 10% of the outstanding shares of the Trust. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters set forth in the Declaration of Trust and such other matters as the Trustees may otherwise consider necessary or desirable in their sole discretion. The Trust’s By-Laws provide that Trustees shall be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by shareholders present in person or by proxy, provided that, if the matter to be voted on is one for which an express provision of the 1940 Act requires a different vote, then such matter shall be decided by the vote required by the 1940 Act.
The Declaration of Trust provides for indemnification of “covered persons” of the Trust as described in “Management of the Trust—Trustee and Officer Indemnification” above. Under Delaware Law, the shareholders of a series are not generally subject to liability for the debts or obligations of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. The Declaration of Trust also provides that neither the Trust nor the applicable series shall be responsible for satisfying any obligation arising from such a claim that has been settled by a shareholder without the prior written notice to, and consent of, the Trust. The Declaration of Trust further provides that, except as otherwise specifically provided in the Declaration of Trust or By-Laws of the Trust, the Trust shall have no obligation to indemnify or hold harmless any shareholder against any loss or expense arising under any circumstances whether in connection with a proceeding of any kind or otherwise.
The Declaration of Trust states that the Trust shall continue without limitation of time but the Trust may be dissolved at any time by the Trustees (without Shareholder approval) and any series may be dissolved at any time by the Trustees (without shareholder approval). In addition, the Declaration of Trust provides that the Trustees may take other actions without shareholder approval such as to (i) cause the Trust to convert to or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law), to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) sell or convey all or substantially all of the assets of the Trust or any series to another series of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected series, and that may include shares of such other series of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof), (iii) at any time sell or convert into money all or any part of the assets of the Trust or any series, (iv) cause the Trust, or any one or more of its series, to cease listing its shares on a securities exchange and to cease operating as an “exchange-traded” open-end management investment company, in reliance on certain exemptions under the 1940 Act, or (v) cause the Trust, or any one or more of its series, to modify its investment objective and/or strategy.
The Declaration of Trust and By-Laws may be amended and/or restated from time to time subject to their terms and by the Trustees. The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote or consent. However, shareholders of the Trust have the right to vote on any amendment (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.
In addition to certain requirements under Delaware law, the Declaration of Trust provides that shareholders of the Trust or any series must bring, subject to conditions set forth in the Declaration of Trust, any claim that affects all shareholders of the Trust or any series equally as a derivative claim.
Dividends and Capital Gains Distributions
The Fund’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.
Any dividend or distribution paid shortly after the purchase of shares of the Fund by an investor may have the effect of reducing the per share NAV of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, may be subject to income taxes.
As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.
The Fund within the Trust is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by the Fund are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Fund.
Undistributed net investment income is included in the Fund’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.
Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Fund and therefore will not be distributed as dividends. Rather, these payments on MBS will be reinvested on your behalf by the Fund.
Dividend Reinvestment Service
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund through DTC participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Fund and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Fund or shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to the Fund separately, rather than to the Trust as a whole.
Regulated Investment Company Qualification
The Fund intends to qualify and has either elected or will elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income.
For purposes of the 90% gross income test described above, dividends received by the Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce the Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Fund’s basis in the stock will qualify for the 90% gross income test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Fund held the stock for more than a year.
For purposes of the diversification requirement described above, the Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Fund is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.
Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.
If the Fund fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Fund’s current and accumulated earnings and profits, and will be eligible for the dividends received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders.
If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.
Tax Treatment of the Fund and Shareholders
The Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from the Fund’s net investment income  generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by the Fund to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. It is not anticipated that any portion of the distributions by the Fund would qualify for a lower tax rate as qualified dividend income. Further, distributions by the Fund are not anticipated to be eligible for a dividends received deduction for corporate shareholders.
You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Dividends paid to you out of the Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years before 2026 and, in the case of a corporate shareholder, 21%) to the extent of the Fund’s earnings and profits.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any capital gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Fund as a refundable credit.
Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.
After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends-received deduction for corporations.
Gains or losses on the sale of securities by the Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.
The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales, and its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to ensure that it distributes sufficient income such that it does not become subject to U.S. federal income or excise tax.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of the Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of the Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.
If the Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Reporting is required to you and the IRS annually on Form 1099-B with respect to not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The amounts of the Fund’s distributions are driven by federal tax requirements. The Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.
Backup withholding to the U.S. Treasury may be required in an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) ; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.
Special Rules for Certain Foreign Currency and Derivatives Transactions
In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a RIC.
Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
The Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.
When the Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by the Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of  portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by the Fund.
Special Tax Considerations Relating to Foreign Investments
Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Fund. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Fund. These gains or losses increase or decrease the amount of the Fund’s net investment income available to be distributed to its shareholders as ordinary income.
The Fund may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Fund may be subject to foreign income taxes with respect to other income. If more than 50% in value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. Because it is not anticipated that securities of foreign issuers will constitute more than 50% of the Fund’s total assets at the end of any taxable year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes imposed on the Fund.
The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund generally intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.
Taxes and Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (“Foreign Shareholder”) depends on whether the income from the  Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.
Dividends paid by the Fund  to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying U.S. source net interest income (including income from original issue discount), and that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as exempt.
Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.
If the income from the Fund  is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund  and any gains realized upon the sale of shares of the Fund  will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.
The Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.
Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund  to enable the Fund  to determine whether withholding is required.
The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
Creation Units
As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creations and Redemptions.”
A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. Fund shares are redeemed principally in kind. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. To the extent the Fund substitutes cash in lieu of certain portfolio securities for redemption transactions, the Fund may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute such portfolio securities in-kind.
State and Local Tax Considerations
Rules of state and local taxation of dividend and capital gains from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in  the Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of  December 31, 2023, no entity beneficially owned any voting securities of the Fund. From time to time, an Authorized Participant, a third-party investor, the Adviser, an affiliate of the Adviser, and/or the Fund, may invest in the Fund and hold its investment for a specific period.

PERFORMANCE INFORMATION
The Fund is newly organized. As a result, the Fund has no operating history or performance information to include.
POTENTIAL CONFLICTS OF INTEREST
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts”, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the Adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of the Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of the Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of the Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the Adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including the Fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.
In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated

Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the Adviser, including the Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the Adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including the Fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including the Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other MS Investment Accounts (the “MS Investment Department”) may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the “Eaton Vance Investment Department” and, together with the MS Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, an Eaton Vance Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the Eaton Vance Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such Affiliated Investment Account. The MS Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the Eaton Vance Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the MS Investment Department. Although the MS Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the MS Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the Eaton Vance Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser   may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of the Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in the Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of the Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.
Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on the Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with the Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to the Adviser’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or the Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS
No financial information is presented for the Fund because it has not yet commenced operations as of the date of this SAI. Financial information will be provided in the first report to shareholders for the Fund after commencement of operations.

APPENDIX A MORGAN STANLEY INVESTMENT MANAGEMENT EQUITY PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies1. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and, Morgan Stanley Eaton Vance CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

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With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

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For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

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In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.
1	This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments”).
Retention and Oversight of Outsourced Proxy Voting - Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.
Retention and Oversight of Proxy Advisory Firms - Institutional Shareholder Services (“ISS”)  and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting, MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). As noted above, certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed in this section do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.
The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section 3) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (“Morgan Stanley AIP”) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain from or vote against matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:

■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

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Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

MSIM is supportive of the use of technology to conduct virtual shareholder meetings in parallel with physical meetings, for increased investor participation. However, adoption of a ‘virtual-only’ approach would restrict meaningful exchange between the company and shareholders. Therefore, MSIM is generally not supportive of proposals seeking authority to conduct virtual-only shareholder meetings.
B. Board of Directors.

1	Election of Directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2	Discharge of Directors’ Duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3	Board Independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4	Board Diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and/or chair (or other resolutions when the nomination chair is not up for re- election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

5	Majority Voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6	Proxy Access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7	Reimbursement for Dissident Nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8	Proposals to Elect Directors More Frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9	Cumulative Voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10	Separation of Chairman and CEO Positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11	Director Retirement Age and Term Limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12	Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate Transactions and Proxy Fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each  fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in Capital Structure.

1	We generally support the following:

■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■	Management proposals to effect stock splits.

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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2	We generally oppose the following (notwithstanding management support):

■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

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Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1	Shareholder Rights Plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2	Supermajority Voting Requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3	Shareholders Right to Call a Special Meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4	Written Consent Rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6	Anti-greenmail Provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7	Bundled Proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.

1	We generally support the following:

■
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. MSIM believes that relevant social and environmental issues, including principal adverse sustainability impacts, can influence risk and return. Consequently, we  consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company’s business and commercial context and recognise that there is no one size fits all that can apply to all companies. In assessing and prioritising proposals, we carefully reflect on the materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place.
Environmental Issues
We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company’s impact on the global climate and encourage companies to use independently verified Science Based Targets to ensure emissions are in line with the Paris Agreement on Climate Change, which should ultimately help companies manage long-term climate-related risks. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.
Social Issues
We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

■	Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity.

■	Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

■	Seek disclosure of relevant diversity policies and meaningful workforce diversity data, including EEO-1 data.

We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.
J. Funds of Funds. Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
Voting Conditions Triggered Under Rule 12d1-4
Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”). In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.
Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund. In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.
III. ADMINISTRATION OF THE POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients’ objectives, portfolio managers and other members of investment staff play a key role in proxy voting, individual investment teams are responsible for determining decisions on proxy votes with consultation from the GST. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. The Committee will review developing issues and approve upcoming  votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.
A potential material conflict of interest could exist in the following situations, among others:

1	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

3	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4	One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.
Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

IV. RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 2015, September 27–28, 2016, September 27–28, 2017,October 3–4, 2018, September 24–25,2019, September 30 – October 1, 2020, March 1-2, 2022, December 7-8, 2022, and March 1-2, 2023.

APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B — DESCRIPTION OF RATINGS
Standard & Poor’s Ratings Services
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
I. S&P’s Long-Term Issue Credit Ratings
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: Indicates that a rating has not been assigned or is no longer assigned.
Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
II. S&P’s Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: Indicates that a rating has not been assigned or is no longer assigned.
III. Municipal Short-Term Note Ratings
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action anywhere default on an obligation is a virtual certainty, for example, due to automatic stay provisions.
Moody’s Investors, Inc.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
I. Moody’s Global Long-Term Rating Scale
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
II. Moody’s Global Short-Term Rating Scale
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Ratings Inc.
Fitch Ratings’ credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
I. Fitch’s Long-Term Issuer Credit Rating Scale

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include: i. the selective payment default on a specific class or currency of debt; ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation. Note: The modifiers “+” or

“-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.
KROLL BOND RATING AGENCY (“KBRA”)
KBRA’S RATING SCALES AND SERVICES
KBRA assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations. These definitions should be used in conjunction with KBRA’s rating methodologies.
LONG-TERM CREDIT
AAA Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.
BB Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.
CC Determined to be near default or in default with average recovery expectations.
C Determined to be near default or in default with low recovery expectations.
D KBRA defines default as occurring if:

1	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

2	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

3	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.
SHORT-TERM CREDIT
KBRA’s short-term ratings indicate an ability to meet obligations that typically have maturities of 13 months or less when issued by corporate entities, financial institutions, and in connection with structured finance transactions. When applied to municipal obligations, KBRA’s short-term ratings typically indicate an ability to meet obligations of three years or less. Short-term ratings may be assigned to both issuers and to specific obligations. As compared to long-term ratings, greater emphasis is placed on an obligor’s liquidity profile and access to funding. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.
K1+ Exceptional ability to meet short-term obligations.
K1 Very strong ability to meet short-term obligations.
K2 Strong ability to meet short-term obligations.
K3 Adequate ability to meet short-term obligations.
B Questionable ability to meet short-term obligations.

C Little ability to meet short-term obligations.
D KBRA defines default as occurring if:

1	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

2	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

3	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

NR Not Rated - KBRA has not assigned a rating to the obligation, program, or issuer.
WR Withdrawn Rating - KBRA has withdrawn the rating of a previously rated obligation, program, or issuer. This rating action may be linked to the full repayment of a security, maturity of an obligation, or some other event.

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MORGAN STANLEY ETF TRUST

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(1)	Certificate of Trust, is incorporated by reference to Exhibit (a)(1) to the Registration Statement on Form N-1A, as filed on August 16, 2022.

	(2)	Amended and Restated Declaration of Trust, dated September 28, 2022, is incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.

	(3)	Amended and Restated Schedule A, dated December 6, 2023, to the Amended and Restated Declaration of Trust, dated September 28, 2022, is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 12 to the Registration Statement of Form N-1A, as filed December 18, 2023.

(b)		Bylaws, dated September 28, 2022, is incorporated by reference to Exhibit (b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.

(c)		Not Applicable.

(d)	(1)	Investment Management Agreement with Morgan Stanley Investment Management, Inc., dated January 18, 2023, is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, as filed on July 24, 2023.

	(2)	Form of Amended and Restated Schedule A to the Investment Management Agreement with Morgan Stanley Investment Management Inc., filed herein.

	(3)	Form of Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Eaton Vance High Yield ETF), is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, as filed on October 6, 2023.

	(4)	Form of Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Parametric Portfolio Associates LLC (relating to the Parametric Dividend Premium Income ETF and Parametric Hedged Equity ETF), is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, as filed on October 6, 2023.

(e)	(1)	Form of Distribution Agreement with Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.

(f)		Not Applicable.

(g)		Form of Global Custody Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.

(h)	(1)	Form of Agency Services Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.

	(2)	Form of Sublicense Agreement with Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.

	(3)	Form of Authorized Participant Agreement, is incorporated by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.

	(4)	Form of Fund Services Agreement, is incorporated by reference to Exhibit (h)(4) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.

(i)	(1)	Opinion of Dechert LLP (with respect to the Calvert International Responsible Index ETF, Calvert US Large-Cap Core Responsible Index ETF, Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF, Calvert US Mid-Cap Core Responsible Index ETF, Calvert US Select Equity ETF and Calvert Ultra-Short Investment Grade ETF), dated January 20, 2023, is incorporated herein by reference to Exhibit (i) of Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.

	(2)	Opinion of Dechert LLP (with respect to the Eaton Vance High Yield ETF, Eaton Vance Ultra-Short Income ETF and Eaton Vance Intermediate Municipal Income ETF), dated October 6, 2023, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, as filed on October 6, 2023.

	(3)	Opinion of Dechert LLP (with respect to the Parametric Hedged Equity ETF), dated October 6, 2023, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, as filed on October 6, 2023.

	(4)	Opinion of Dechert LLP (with respect to the Parametric Equity Premium Income ETF), dated October 6, 2023, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, as filed on October 6, 2023.

	(5)	Opinion of Dechert LLP (with respect to the Eaton Vance Total Return Bond ETF), dated December 15, 2023, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, as filed on December 15, 2023.

	(6)	Opinion of Dechert LLP (with respect to the Eaton Vance Short Duration Municipal Income ETF), dated December 15, 2023, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, as filed on December 15, 2023.

	(7)	Opinion of Dechert LLP, filed herein.

(j)		Not Applicable.

(k)		Not Applicable.

(l)		Form of Subscription Letter related to Initial Capital provided by Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.

(m)		Form of Distribution and Services Plan Under Rule 12b-1, is incorporated by reference to Exhibit (m) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, as filed on December 23, 2022.

(n)		Not Applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics for Morgan Stanley Investment Management Inc., dated December 12, 2023, filed herein.

	(2)	Code of Ethics for Morgan Stanley Funds, dated May 9, 2023, is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, as filed on July 24, 2023.

(q)	(1)	Power of Attorney of Trustees, dated December 6, 2023, is incorporated by reference to Exhibit (q)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, as filed on December 15, 2023.

ITEM 29.	Persons Controlled by or Under Common Control with the Fund

None.

ITEM 30.	Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to Exhibit (a)(2).

Section 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”) provides that the Registrant will indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers, employees and agents and any person who controls the Distributor against certain liabilities, subject to certain conditions. A copy of the form of Distribution Agreement is incorporated by reference as Exhibit (e)(1). Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of Investment Adviser

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management Inc. serve as directors, officers or employees. In addition to their position with Morgan Stanley Investment Management Inc., certain directors and officers of Morgan Stanley Investment Inc. also hold various positions with, and engage in business for, Morgan Stanley or its other subsidiaries.

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley Services Company Inc.

1585 Broadway, New York, NY 10036

Listed below as of December 31, 2023 are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.	PROFESSION OR VOCATION

Jacques Chappuis(1) Managing Director and Co-President	Managing Director of Morgan Stanley.

Benjamin Huneke(2) Managing Director and Co-President	Managing Director of Morgan Stanley.

Stefanie V. Chang Yu Managing Director, Secretary and General Counsel	Managing Director and Secretary of other entities affiliated with the Adviser.

Deidre Downes(3) Managing Director and Chief Compliance Officer

Jeannine Ali Managing Director and Chief Financial Officer

John Hagarty Managing Director and Director

Lisa Buhain Winslow Managing Director and Director

Anita Rios Executive Director and Treasurer

Anton Kuzmanov Managing Director and Director

Tatiana Segal Managing Director and Director

Jared P. Wong Executive Director and Chief Anti-Money Laundering Officer	Executive Director and Anti-Money Laundering Officer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company, Inc.

(1)	Mr. Jacques Chappuis became a Co-President effective in January 2024.

(2)	Mr. Benjamin Huneke became a Co-President effective in January 2024.

(3)	Ms. Deidre Downes became a Managing Director effective in January 2024.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Parametric Portfolio Associates LLC (“Parametric”) acts as the sub-adviser (“Sub-Adviser”) for certain series of the Registrant. The list of officers and directors of Parametric, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Sub-Adviser’s current Form ADV (File No. 801-60485) filed under the Investment Advisers Act of 1940.

ITEM 32.	Foreside Fund Services, LLC

Item 32 (a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.	AdvisorShares Trust
10.	AFA Multi-Manager Credit Fund
11.	AGF Investments Trust
12.	AIM ETF Products Trust
13.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.	AlphaCentric Prime Meridian Income Fund
15.	American Century ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Core Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust

20.	ARK ETF Trust
21.	ARK Venture Fund
22.	B.A.D. ETF, Series of Listed Funds Trust
23.	Bitwise Funds Trust
24.	Bluestone Community Development Fund
25.	BondBloxx ETF Trust
26.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
27.	Bridgeway Funds, Inc.
28.	Brinker Capital Destinations Trust
29.	Brookfield Real Assets Income Fund Inc.
30.	Build Funds Trust
31.	Calamos Convertible and High Income Fund
32.	Calamos Convertible Opportunities and Income Fund
33.	Calamos Dynamic Convertible and Income Fund
34.	Calamos ETF Trust
35.	Calamos Global Dynamic Income Fund
36.	Calamos Global Total Return Fund
37.	Calamos Strategic Total Return Fund
38.	Carlyle Tactical Private Credit Fund
39.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
40.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
43.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
44.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
45.	Center Coast Brookfield MLP & Energy Infrastructure Fund
46.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
47.	Clifford Capital International Value Fund, Series of World Funds Trust
48.	Clifford Capital Partners Fund, Series of World Funds Trust
49.	Cliffwater Corporate Lending Fund
50.	Cliffwater Enhanced Lending Fund
51.	Cohen & Steers Infrastructure Fund, Inc.
52.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
53.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
54.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
55.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
56.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
57.	Davis Fundamental ETF Trust
58.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
59.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
60.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
61.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
62.	Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
63.	Defiance Quantum ETF, Series of ETF Series Solutions
64.	Direxion Funds
65.	Direxion Shares ETF Trust
66.	Dividend Performers ETF, Series of Listed Funds Trust
67.	Dodge & Cox Funds
68.	DoubleLine ETF Trust
69.	DoubleLine Income Solutions Fund
70.	DoubleLine Opportunistic Credit Fund
71.	DoubleLine Yield Opportunities Fund
72.	DriveWealth ETF Trust
73.	EIP Investment Trust
74.	Ellington Income Opportunities Fund
75.	ETF Managers Trust

76.	ETF Opportunities Trust
77.	Evanston Alternative Opportunities Fund
78.	Exchange Listed Funds Trust
79.	FlexShares Trust
80.	Forum Funds
81.	Forum Funds II
82.	Forum Real Estate Income Fund
83.	Goose Hollow Enhanced Equity ETF, Series of Collaborative Investment Series Trust
84.	Goose Hollow Multi-Strategy Income ETF, Series of Collaborative Investment Series Trust
85.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
86.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
87.	Guinness Atkinson Funds
88.	Harbor ETF Trust
89.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
91.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
92.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
93.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
94.	IDX Funds
95.	Innovator ETFs Trust
96.	Ironwood Institutional Multi-Strategy Fund LLC
97.	Ironwood Multi-Strategy Fund LLC
98.	John Hancock Exchange-Traded Fund Trust
99.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
100.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
101.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
102.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
103.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
104.	Manor Investment Funds
105.	Merk Stagflation ETF, Series of Listed Funds Trust
106.	Milliman Variable Insurance Trust
107.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
108.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
109.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
110.	Mohr Sector Nav ETF, Series of Collaborative Investment Series Trust
111.	Morgan Stanley ETF Trust
112.	Morningstar Funds Trust
113.	Mutual of America Investment Corporation
114.	NEOS ETF Trust
115.	North Square Investments Trust
116.	OTG Latin American Fund, Series of World Funds Trust
117.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
120.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
121.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
122.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
123.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
124.	Palmer Square Opportunistic Income Fund
125.	Partners Group Private Income Opportunities, LLC
126.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
127.	Perkins Discovery Fund, Series of World Funds Trust
128.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
129.	Plan Investment Fund, Inc.
130.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers
131.	PMC Diversified Equity Fund, Series of Trust for Professional Managers

132.	Point Bridge America First ETF, Series of ETF Series Solutions
133.	Preferred-Plus ETF, Series of Listed Funds Trust
134.	Putnam ETF Trust
135.	Quaker Investment Trust
136.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
137.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
138.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
139.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
140.	Renaissance Capital Greenwich Funds
141.	Reynolds Funds, Inc.
142.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
143.	RiverNorth Patriot ETF, Series of Listed Funds Trust
144.	RMB Investors Trust
145.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
146.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
147.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust
148.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
149.	Roundhill BIG Bank ETF, Series of Listed Funds Trust
150.	Roundhill Cannabis ETF, Series of Listed Funds Trust
151.	Roundhill ETF Trust
152.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
153.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
154.	Roundhill MEME ETF, Series of Listed Funds Trust
155.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
156.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
157.	Roundhill Video Games ETF, Series of Listed Funds Trust
158.	Rule One Fund, Series of World Funds Trust
159.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
160.	Six Circles Trust
161.	Sound Shore Fund, Inc.
162.	SP Funds Trust
163.	Sparrow Funds
164.	Spear Alpha ETF, Series of Listed Funds Trust
165.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
166.	STF Tactical Growth ETF, Series of Listed Funds Trust
167.	Strategic Trust
168.	Strategy Shares
169.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
170.	Syntax ETF Trust
171.	Tekla World Healthcare Fund
172.	Tema ETF Trust
173.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
174.	Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
175.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
176.	The 2023 ETF Series Trust
177.	The 2023 ETF Series Trust II
178.	The Community Development Fund
179.	The Finite Solar Finance Fund
180.	The Private Shares Fund
181.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
182.	Third Avenue Trust
183.	Third Avenue Variable Series Trust
184.	Tidal ETF Trust
185.	Tidal Trust II
186.	TIFF Investment Program
187.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

188.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
189.	Timothy Plan International ETF, Series of The Timothy Plan
190.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
191.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
192.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
193.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
194.	Total Fund Solution
195.	Touchstone ETF Trust
196.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
197.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
200.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
201.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
202.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
203.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
204.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
205.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
206.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
207.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
208.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
209.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
210.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
211.	U.S. Global Investors Funds
212.	Union Street Partners Value Fund, Series of World Funds Trust
213.	Variant Alternative Income Fund
214.	Variant Impact Fund
215.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
216.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
217.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
218.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
220.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
221.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
222.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
224.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
226.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
227.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
228.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
229.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
230.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
231.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
232.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
233.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
234.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
235.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
236.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
237.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
238.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
239.	Volatility Shares Trust
240.	West Loop Realty Fund, Series of Investment Managers Series Trust
241.	Wilshire Mutual Funds, Inc.
242.	Wilshire Variable Insurance Trust
243.	WisdomTree Digital Trust

244.	WisdomTree Trust
245.	WST Investment Trust
246.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

JP Morgan Chase Bank NA

70 Fargo St

Boston, MA 02210

(records relating to its functions as administrator, custodian, transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

1633 Broadway

New York, NY 10019

(records relating to its function as investment adviser)

Morgan Stanley Investment Management Inc.

1585 Broadway

New York, NY 10036

(records relating to its function as investment adviser)

ITEM 34.	Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 12th day of January, 2024.

MORGAN STANLEY ETF TRUST

By:	/s/ John H. Gernon
John H. Gernon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 13 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures			Title	Date

(1) Principal Executive Officer

By:	/s/ John H. Gernon		Principal Executive Officer	January 12, 2024
John H. Gernon

(2) Principal Financial Officer

By:	/s/ Francis J. Smith		Principal Financial Officer	January 12, 2024
Francis J. Smith

(3) Trustees

	Frank L. Bowman*	Dr. Manuel H. Johnson*
	Frances L. Cashman*	Michael F. Klein*
	Kathleen A. Dennis*	Patricia A. Maleski*
	Nancy C. Everett*	W. Allen Reed (Chairman)*
Eddie A. Grier*
Jakki L. Haussler*

By:	/s/ Mark F. Parise			January 12, 2024
Mark F. Parise
Attorney-in-Fact for the Trustees

* By Power of Attorney

EXHIBIT INDEX

MORGAN STANLEY ETF TRUST

(d) (2)	Form of Amended and Restated Schedule A to the Investment Management Agreement with Morgan Stanley Investment Management Inc.

(i) (7)	Opinion of Dechert LLP.

(p) (1)	Code of Ethics for Morgan Stanley Investment Management Inc, dated December 12, 2023.

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase